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                                 UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                             -----------------------

                                    FORM 8-K


                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                             -----------------------

          DATE OF REPORT                         SEPTEMBER 1, 2004
          --------------
  (Date of earliest event reported):

                        EXTENDICARE HEALTH SERVICES, INC.
                        ---------------------------------
             (Exact name of registrant as specified in its charter)
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

         DELAWARE                   333-43549, 333-97293 AND               98-0066268
         --------                   ------------------------               ----------
      (State or other                      333-116927                     (IRS Employer
 jurisdiction of incorporation)            ----------                  Identification No.)
                                    (Commission File Number)



              111 WEST MICHIGAN STREET, MILWAUKEE, WISCONSIN 53203
              ----------------------------------------------------
          (Address of principal executive offices, including zip code)

                                 (414) 908-8000
                                 --------------
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

[ ] Written communications pursuant to Rule 425 under the Securities
    Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange
    Act (17 CFR 240.14a-12)
[ ] Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))




                                      -1-

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ITEM 8.01.                 OTHER EVENTS.
---------

         On September 1, 2004, Extendicare Health Services, Inc. (the "Company") announced a Pennsylvania Medicaid rate increase retroactive to July 1, 2003. In addition, the Company announced the sale of the Company's Arkansas facilities, which did not involve a significant amount of assets.

ITEM 9.01.                 FINANCIAL STATEMENTS AND EXHIBITS.
---------

         (a)    Not applicable.

         (b)    Not applicable.

         (c)    Exhibits. The following exhibit is being filed herewith:

                (99)     Extendicare Inc. press release dated September 1, 2004.



                             * * * * * * * * * * * *



                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          EXTENDICARE HEALTH SERVICES,
                                           INC.

Date:  September 1, 2004

                                          By:  /s/ Richard Bertrand
                                              ----------------------------------
                                          Richard L. Bertrand
                                          Senior Vice President, Chief Financial
                                          Officer and Treasurer (principal
                                          financial officer and principal
                                          accounting officer)


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EXHIBIT
NUMBER            DESCRIPTION
-------           -----------
(99)              Extendicare Inc. press release dated September 1, 2004.